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                                                                   EXHIBIT 23(a)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To: Air Products and Chemicals, Inc.:

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated 1 November 1996 included and incorporated by reference in Air Products and Chemicals, Inc.'s Form 10-K for the year ended 30 September 1996 and to all references to our Firm included in this Registration Statement.

                                                   ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
August 15, 1997